
                                                                                                            STATEMENT
                                                                                                        SCHEDULE 2.03

                                                                                                          SCHEDULE VI

                                          PACIFIC ENTERPRISES AND SUBSIDIARY COMPANIES
                                          ACCUMULATED DEPRECIATION AND AMORTIZATION OF
                                                  PROPERTY, PLANT AND EQUIPMENT
                                              FOR THE YEAR ENDED DECEMBER 31, 1993
                                                      (MILLIONS OF DOLLARS)



                                                                              RETIREMENTS
                                                ADDITIONS      ADDITIONS      AT ACTUAL
                                 BALANCE AT     CHARGED TO     CHARGED        OR ESTIMATED                   BALANCE
                                 BEGINNING      COSTS AND      TO OTHER       COST LESS        OTHER          AT END
DESCRIPTION                      OF PERIOD      EXPENSES       ACCOUNTS        SALVAGE        CHARGES **     OF PERIOD
- -----------                      ----------     ----------     ---------      ------------    ----------     ---------

Utility Related:
  Utility:
   Distribution                      $1,338           $153           $                $26                       $1,465
   Transmission                         353             25                              3                          375
   Storage                              228             23                              5                          246
   General (including automotive
     and construction equipment          96             27            2                 6                          119
                                 ----------     ----------     ---------      ------------    ----------     ---------
        Total Utility                 2,015            228            2                40                        2,205
  Interstate Pipeline                   116             11                              1            120           246
                                 ----------     ----------     ---------      ------------    ----------     ---------
        Total Utility Related         2,131            239            2                41            120         2,451
Other                                    22              4                              1                           25
                                 ----------     ----------     ---------      ------------    ----------     ---------
        TOTAL                        $2,153           $243           $2 *             $42           $120        $2,476
                                 ----------     ----------     ---------      ------------    ----------     ---------
                                 ----------     ----------     ---------      ------------    ----------     ---------

*   PROVISIONS CHARGED TO CLEARING ACCOUNTS AND APPORTIONED TO OPERATIONS, CONSTRUCTION AND ACCOUNTS RECEIVABLE.
**  ACCELERATED AMORTIZATION OF PIPELINE RELATED ASSETS PROVIDED IN THE COMPREHENSIVE SETTLEMENT.  SEE NOTE 4
    OF NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.


                                                                                                       SUPPLEMENTAL
                                                                                                          FINANCIAL
                                                                                                          STATEMENT
                                                                                                      SCHEDULE 2.03

                                                                                                        SCHEDULE VI

                                          PACIFIC ENTERPRISES AND SUBSIDIARY COMPANIES
                                          ACCUMULATED DEPRECIATION AND AMORTIZATION OF
                                                  PROPERTY, PLANT AND EQUIPMENT
                                              FOR THE YEAR ENDED DECEMBER 31, 1992
                                                      (MILLIONS OF DOLLARS)



                                                                                 RETIREMENTS
                                                   ADDITIONS      ADDITIONS      AT ACTUAL
                                    BALANCE AT     CHARGED TO     CHARGED        OR ESTIMATED             BALANCE
                                    BEGINNING      COSTS AND      TO OTHER       COST LESS                 AT END
DESCRIPTION                         OF PERIOD      EXPENSES       ACCOUNTS        SALVAGE                 OF PERIOD
- -----------                         ----------     ----------     ----------       -----------            ---------
Utility Related:
  Utility:
    Distribution                        $1,218           $146            $                 $26               $1,338
    Transmission                           334             24                                5                  353
    Storage                                213             23                                8                  228
    General (including automotive
      and construction equipment)           76             26              1                 7                   96
                                    ----------     ----------      ---------       -----------            ---------
        Total Utility                    1,841            219              1                46                2,015
  Interstate Pipeline                      106             10                                                   116
                                    ----------     ----------      ---------       -----------            ---------
        Total Utility Related            1,947            229              1                46                2,131
Other                                       27              7                               12                   22
                                    ----------     ----------      ---------       -----------            ---------
        TOTAL                           $1,974           $236             $1 *             $58               $2,153
                                    ----------     ----------      ---------       -----------            ---------
                                    ----------     ----------      ---------       -----------            ---------

* PROVISIONS CHARGED TO CLEARING ACCOUNTS AND APPORTIONED TO OPERATIONS, CONSTRUCTION AND ACCOUNTS RECEIVABLE.



                                                                                                       SUPPLEMENTAL
                                                                                                          FINANCIAL
                                                                                                          STATEMENT
                                                                                                      SCHEDULE 2.03

                                                                                                        SCHEDULE VI

                                          PACIFIC ENTERPRISES AND SUBSIDIARY COMPANIES
                                          ACCUMULATED DEPRECIATION AND AMORTIZATION OF
                                                  PROPERTY, PLANT AND EQUIPMENT
                                              FOR THE YEAR ENDED DECEMBER 31, 1991
                                                      (MILLIONS OF DOLLARS)



                                                                                 RETIREMENTS
                                                   ADDITIONS      ADDITIONS      AT ACTUAL
                                    BALANCE AT     CHARGED TO     CHARGED        OR ESTIMATED             BALANCE
                                    BEGINNING      COSTS AND      TO OTHER       COST LESS                 AT END
DESCRIPTION                         OF PERIOD      EXPENSES       ACCOUNTS        SALVAGE                 OF PERIOD
- -----------                         ----------     ----------     ---------      ------------             ---------
Utility Related:
  Utility:
    Distribution                        $1,105           $138            $               $25                 $1,218
    Transmission                           314             24                              4                    334
    Storage                                194             22                              3                    213
    General (including automotive
      and construction equipment            59             24             1                8                     76
                                    ----------     ----------     ---------      ------------             ---------
        Total Utility                    1,672            208             1               40                  1,841
  Interstate Pipeline                       97             10                              1                    106
                                    ----------     ----------     ---------      ------------             ---------
        Total Utility Related            1,769            218             1               41                  1,947
Other                                       24              7                              4                     27
                                    ----------     ----------     ---------      ------------             ---------
        TOTAL                           $1,793           $225            $1 *            $45                 $1,974
                                    ----------     ----------     ---------      ------------             ---------
                                    ----------     ----------     ---------      ------------             ---------

* PROVISIONS CHARGED TO CLEARING ACCOUNTS AND APPORTIONED TO OPERATIONS, CONSTRUCTION AND ACCOUNTS RECEIVABLE.
